Exhibit 10.1

                        ASSIGNMENT OF OIL AND GAS LEASES

KNOW ALL MEN BY THESE PRESENTS:

     THAT, Keta Oil & Gas, hereinafter referred to as Assignor, for and in consideration of the sum of TEN DOLLARS ($10.00), the receipt and sufficiency of which is hereby acknowledged, do by these presents GRANT, BARGAIN, SELL, ASSIGN, and CONVEY unto the following, in the proportions shown adjacent thereto:

         NORSTRA ENERGY INC.
         MADLASTRO 11
         HAFRSFJORD 4045
         STAVANGER, NORWAY

     Hereinafter referred to as Assignee, in and to one hundred percent (100.0%) of the working interest in and to the oil and gas leases set forth and described as;

       T26S R8W THE NE/4NE/4 SECTION 30: CONTAINING 40 ACRES MORE OR LESS,
                    LOCATED IN RENO COUNTY, STATE OF KANSAS.

together with the same interest in all personal property and lease equipment of whatsoever nature situated thereon, shut in well , or appurtenant thereto or used or obtained in connection with the development and operation thereof for oil and gas mining purposes, of the oil and gas wells, located in the above described lands in Cowley County, Kansas.

     The interest herein assigned is subject to the terms and conditions of the oil and gas lease herein assigned, and shall bear and pay its proportionate share of all overriding royalties, royalties, easements and all other encumbrances burdening said leasehold as of the date of this instrument. It is the intent of the Assignor to deliver unto the Assignee a one hundred percent (100.0%) of its working interest, of an eighty percent (80.00%) net revenue interest, subject to the payout terms set forth above.

     This Assignment is made without warranty of title, either express or implied, except that Assignor grants to Assignee a warranty by, through and under Assignee and not otherwise.

     The provisions of this Assignment shall be binding upon all heirs, successors, assigns and representatives of the Assignor and Assignee.

     IN WITNESS WHEREOF, this instrument has been executed this _____ day of February 15th, 2012, but effective as of February 15th, 2012.


                                       /s/
                                       ------------------------------
                                       KETA OIL AND GAS INC.


STATE OF Kansas_____________  >
                              >
COUNTY OF Reno____________    >

     BEFORE ME, the undersigned, a Notary Public, in and for said County and State, on this 15th day of February, 2012, personally appeared Bob Herndon personally known to me to be the identical person who executed the within and foregoing instrument individually and acknowledged to me that he executed the same as his free and voluntary act and deed and the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth. IN WITNESS WHEREOF, I have hereunto set my official signature and seal the day and year last above written.

My Commission Expires:

May 14, 2013                                /s/ Bob Herndon
----------------------                      --------------------------
                                            Notary Public